UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05723

Name of Fund:  BlackRock Developing Capital Markets Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Developing Capital Markets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 06/30/07

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Developing Capital
Markets Fund, Inc.



ANNUAL REPORT    JUNE 30, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. Please refer to the prospectus for details.


BlackRock Developing Capital Markets Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Developing Capital Markets Fund, Inc.



Portfolio Information as of June 30, 2007


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

American Movil, SA de CV                           4.0%
Samsung Electronics Co., Ltd.                      3.6
Companhia Vale do Rio Doce
  (Preference `A' Shares)                          3.5
OAO Gazprom                                        3.0
Powszechna Kasa Oszczednosci Bank
  Polski SA                                        2.5
Sasol Ltd.                                         2.3
China Mobile Ltd.                                  2.3
Sberbank RF                                        2.0
Taiwan Semiconductor Manufacturing
  Co., Ltd.                                        2.0
GS Engineering & Construction Corp.                1.9



                                               Percent of
                                               Long-Term
Geographic Allocation                         Investments

Brazil                                            19.3%
South Korea                                       14.9
Russia                                             9.4
South Africa                                       9.3
Taiwan                                             8.7
China                                              6.7
Mexico                                             6.2
India                                              3.4
Malaysia                                           3.4
Indonesia                                          3.2
Hong Kong                                          3.2
Turkey                                             2.6
Poland                                             2.6
Philippines                                        2.0
Israel                                             1.9
Egypt                                              1.1
United Arab Emirates                               1.1
Argentina                                          1.0




Effective April 9, 2007, William Landers, Alain Bourrier and Plamen Monovski, senior members of BlackRock's Developing Capital Markets group, are jointly responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Landers is a Managing Director of and portfolio manager with BlackRock and has been a member of the Fund's portfolio management team since 2002. Prior to joining BlackRock in 2006, he was a Director of Merrill Lynch Investment Managers (MLIM) from 2004 to 2006 and a Vice President from 2002 to 2004. Mr. Landers was a portfolio manager with MLIM from 2001 to 2006. Previously, he was a research analyst at Credit Suisse First Boston from 1999 to 2001. Mr. Bourrier is a Director of and portfolio manager with BlackRock and has been a member of the Fund's portfolio management team since 2004. Prior to joining BlackRock in 2006, he was a Director of and portfolio manager with MLIM. He has been a member of the Developing Capital Markets group since 1998. Mr. Monovski, CFA, is a Director of and portfolio manager with BlackRock and has been a member of the Fund's portfolio management team since 2004. Prior to joining BlackRock in 2006, he was a Director of and a portfolio manager with MLIM. He has been a member of the Developing Capital Markets group since 1997.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



A Letter to Shareholders


Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:


Total Returns as of June 30, 2007                                                  6-month       12-month
U.S. equities (S&P 500 Index)                                                      + 6.96%        +20.59%
Small cap U.S. equities (Russell 2000 Index)                                       + 6.45         +16.43
International equities (MSCI Europe, Australasia, Far East Index)                  +10.74         +27.00
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                           + 0.98         + 6.12
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 0.14         + 4.69
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)   + 2.96         +11.22


We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007:
The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



A Discussion With Your Fund's Portfolio Managers


Across all regions, we continue to favor companies tied into the domestic demand growth evident throughout the developing markets.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2007, BlackRock Developing Capital Markets Fund, Inc.'s Institutional, Investor A, Investor B and Investor C Shares had total net returns of +41.99%, +41.66%, +40.59% and +40.58%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Morgan Stanley Capital International (MSCI) Emerging Markets Index returned +45.45%.

Following the volatility of May and June 2006, global emerging markets returned to relative stability during the early part of the Fund's fiscal year. Markets started to rebound as investors realized that many shares had been oversold, resulting in a number of good quality companies selling at very attractive prices. Liquidity flows began returning throughout the second half of 2006, with November and December both enjoying particularly good performance on the back of strong equity rallies.

Latin America was the best-performing region, and the Fund benefited greatly from holdings in both Brazil and Mexico. The Fund's focus on domestic-oriented names in Brazil was particularly successful as falling interest rates helped create a supportive environment for increased domestic demand. Retailers such as Lojas Americanas SA, and companies exposed to the homebuilding theme such as Duratex, were among the largest positive contributors. In Mexico, homebuilder Corporacion Geo, SA de CV was the strongest performer, benefiting from the robust Mexican real estate market.

In the Emerging Europe, Middle East and Africa (EEMEA) region, Russia was the largest positive contributor to Fund performance, primarily through strong stock selection. The majority of the performance was generated in the first half of the period, when firm energy prices ensured abundant domestic liquidity. Outside of the oil & gas sector, electric utility company Unified Energy System of Russia had a strong run, as did companies with exposure to domestic demand, such as telecommunications holding company Sistema and financial giant Sberbank. Turkish construction company Enka Insaat ve Sanayi, a play on the regional infrastructure boom, also contributed positively as its order book filled up. The Fund was negatively impacted by its underweight exposure to South Africa, which surprised with very strong performance in the fourth quarter of 2006. At the individual stock level, energy company Sasol Ltd., in which the Fund had a large overweight position, lagged the broader market and detracted significantly from performance.

In Asia, the Fund enjoyed a positive contribution from Taiwan and the Philippines, while China and India were the most significant detractors. The Fund maintained an underweight position in Taiwan for most of the period. The broader index was held back by the heavyweight information technology sector, which underperformed due to continued concerns about the export environment. However, there were some significant contributors to out-performance in the sector. Shares of D-Link Corp., a manufacturer of wireless computer products, climbed almost 150% over the period on increasing profits and a strategic restructuring program.

Our overweight position in the Philippines also contributed positively to performance as the market was one of the best performers in the asset class, buoyed by a supportive macroeconomic background and strong liquidity. Ayala Corp., which has interests in a wide range of domestic companies, doubled in value over the period, making it one of the largest contributors to Fund performance.

Most other Asian markets detracted from performance. China performed very strongly and finished the period up almost 80%, despite a number of corrections. Domestic liquidity was the primary driver in the mainland A-share market which, in turn, lifted the Hong Kong listed H-shares. The Fund's underweight exposure in China, combined with weak stock selection, dragged heavily on performance. In India, strong returns from the consumer discretionary and telecommunications sectors were not enough to offset poor stock selection, most notably in industrials. Indian construction companies, where the Fund had significant exposure, fell sharply after the national budget proposed in February contained measures to remove tax breaks.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



What changes were made to the portfolio during the period?

The broad positioning of the Fund was unchanged during the period. The Fund remained overweight in Latin America, funded through a large underweight position in Asia. We retained a neutral position in the EEMEA region.

In Asia, the Fund significantly increased its weighting in China. In the financials sector, we participated in the initial public offering of Industrial and Commercial Bank, as well as gaining exposure to the life and property insurance industries. We built our position in China Mobile Ltd., the country's largest wireless operator, with forecast subscriber growth of 55 million in 2007. At the same time, the Fund exited Thailand completely. The market had reacted relatively calmly to September's bloodless coup; however, the imposition of strict currency controls saw share prices fall sharply. Although these controls were later amended, credibility had been damaged. We had begun to sell our holdings before the announcement, softening some of the downside. Exposure to the north Asian exporters, Korea and Taiwan, was reduced during the period.

In EEMEA, we decreased exposure in Russia, trimming positions in the energy and utilities sectors. We initiated positions in Sberbank, the country's dominant franchise, and AFI Development Plc, which has exposure to Moscow's booming property market. In the Middle East, we established a position in a Dubai-based property developer. The Fund's South African exposure also increased through positions in two of the country's largest banks, FirstRand Ltd. and Nedbank Group Ltd. We also initiated a position in the country's largest branded consumer products group, Tiger Brands Ltd., based on the potential we saw in the domestic market.

In Latin America, we added to the Fund's overweight position in Brazil. Focusing on companies that are most exposed to domestic consumption, we increased positions in the consumer discretionary and financials sectors. Positioning in Mexico stayed broadly similar over the course of the period, although the Fund's holdings in telecommunications giant America Movil, SA de CV was significantly increased, and is currently the largest holding in the portfolio.


How would you characterize the Fund's position at the close of the period?

Our increased position in Asia underlines the positive growth opportunities we see in the region. Corporate earnings continue to surprise on the upside, while the more optimistic outlook for exports is supportive. The Chinese economy remains strong, and the recent announcement of the QDII program should provide upside to the Hong Kong listed H shares. We have taken advantage of the relatively inexpensive valuations in Korea and Taiwan to add to our positions there.

In Europe, Russian fundamentals remain robust, and the recent underperformance has made the market one of the least expensive in the asset class. A decrease in political tension, combined with the improved results of the large cap energy companies, should provide a more supportive environment in the second half of the year, although we may still experience some volatility in the run-up to the elections. In Turkey, the sustained rally over the past quarter suggests investors are expecting a benign outcome from the July elections.

Consistent with our positioning for most of the year, we continue to play on the domestic growth theme in Latin America. Brazilian inflation remains modest, enabling the central bank to continue cutting interest rate, further spurring the economy. In Mexico, the potential for fiscal reform should provide markets with a further lift.

Across all regions, we continue to favor companies tied into the domestic demand growth evident throughout the developing markets versus those names with more global exposure. Given the ongoing growth of domestic consumption, we see the most significant upside potential in these stocks.


William Landers
Co-Portfolio Manager


Alain Bourrier
Co-Portfolio Manager


Plamen Monovski
Co-Portfolio Manager


July 12, 2007



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                   6-Month          12-Month         10-Year
As of June 30, 2007                                              Total Return     Total Return     Total Return
Institutional Shares*                                               +17.37%          +41.99%         +114.06%
Investor A Shares*                                                  +17.24           +41.66          +108.88
Investor B Shares*                                                  +16.77           +40.59          + 95.74
Investor C Shares*                                                  +16.78           +40.58          + 92.71
Morgan Stanley Capital International Emerging Markets Index**       +17.75           +45.45          +145.60

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment

A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++ and Investor C Shares*++ compared to a similar investment in Morgan Stanley Capital International Emerging Markets Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 6,400.00
June 1999                                      $ 7,334.00
June 2000                                      $ 8,507.00
June 2001                                      $ 6,458.00
June 2002                                      $ 6,377.00
June 2003                                      $ 6,433.00
June 2004                                      $ 8,306.00
June 2005                                      $11,020.00
June 2006                                      $15,076.00
June 2007                                      $21,406.00


Investor A Shares*++

Date                                             Value

June 1997                                      $ 9,475.00
June 1998                                      $ 6,051.00
June 1999                                      $ 6,914.00
June 2000                                      $ 8,009.00
June 2001                                      $ 6,060.00
June 2002                                      $ 5,966.00
June 2003                                      $ 6,013.00
June 2004                                      $ 7,739.00
June 2005                                      $10,238.00
June 2006                                      $13,971.00
June 2007                                      $19,791.00


Investor B Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 6,332.00
June 1999                                      $ 7,179.00
June 2000                                      $ 8,246.00
June 2001                                      $ 6,192.00
June 2002                                      $ 6,050.00
June 2003                                      $ 6,043.00
June 2004                                      $ 7,719.00
June 2005                                      $10,126.00
June 2006                                      $13,818.00
June 2007                                      $19,574.00


Investor C Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 6,331.00
June 1999                                      $ 7,181.00
June 2000                                      $ 8,246.00
June 2001                                      $ 6,191.00
June 2002                                      $ 6,047.00
June 2003                                      $ 6,041.00
June 2004                                      $ 7,710.00
June 2005                                      $10,121.00
June 2006                                      $13,708.00
June 2007                                      $19,271.00


Morgan Stanley Capital International
Emerging Markets Index++++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $ 6,092.00
June 1999                                      $ 7,841.00
June 2000                                      $ 8,583.00
June 2001                                      $ 6,367.00
June 2002                                      $ 6,450.00
June 2003                                      $ 6,899.00
June 2004                                      $ 9,211.00
June 2005                                      $12,425.00
June 2006                                      $16,886.00
June 2007                                      $24,560.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests in securities, principally equities, of issuers in countries having smaller capital markets.

 ++++ This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

      Past performance is not indicative of future results.



Average Annual Total Return


                                                        Return Without
                                                         Sales Charge
Institutional Shares

One Year Ended 6/30/07                                      +41.99%
Five Years Ended 6/30/07                                    +27.40
Ten Years Ended 6/30/07                                     + 7.91



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 6/30/07                    +41.66%           +34.22%
Five Years Ended 6/30/07                  +27.10            +25.74
Ten Years Ended 6/30/07                   + 7.64            + 7.07



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 6/30/07                    +40.59%           +36.09%
Five Years Ended 6/30/07                  +26.09            +25.93
Ten Years Ended 6/30/07                   + 6.95            + 6.95



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 6/30/07                    +40.58%           +39.58%
Five Years Ended 6/30/07                  +26.09            +26.09
Ten Years Ended 6/30/07                   + 6.78            + 6.78


       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2007
                                                           January 1, 2007     June 30, 2007     to June 30, 2007
Actual

Institutional                                                   $1,000           $1,173.70            $ 7.37
Investor A                                                      $1,000           $1,172.40            $ 8.83
Investor B                                                      $1,000           $1,167.70            $13.08
Investor C                                                      $1,000           $1,167.80            $12.92

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,018.12            $ 6.84
Investor A                                                      $1,000           $1,016.77            $ 8.20
Investor B                                                      $1,000           $1,012.83            $12.14
Investor C                                                      $1,000           $1,012.98            $11.99

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (1.36% for Institutional, 1.63% for Investor A, 2.42% for Investor B and 2.39% for Investor C),
    multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Consolidated Schedule of Investments as of June 30, 2007      (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held          Value

Africa

South Africa--9.3%

       Commercial Banks--2.2%

       Nedbank Group Ltd.                             173,390    $    3,228,064
       Standard Bank Group Ltd.                       226,830         3,140,730
                                                                 --------------
                                                                      6,368,794

       Diversified Financial Services--1.1%

       FirstRand Ltd.                               1,003,566         3,190,155

       Food Products--1.0%

       Tiger Brands Ltd.                              107,122         2,741,092

       Metals & Mining--2.0%

       BHP Billiton Plc                               130,340         3,620,695
       Impala Platinum Holdings Ltd.                   66,200         2,012,626
                                                                 --------------
                                                                      5,633,321

       Oil, Gas & Consumable Fuels--2.3%

       Sasol Ltd.                                     172,910         6,491,718

       Pharmaceuticals--0.7%

       Enaleni Pharmaceuticals Ltd. (b)             3,344,030         1,819,833

       Total Common Stocks in Africa--9.3%                           26,244,913


Europe

Poland--2.5%

       Commercial Banks--2.5%

       Powszechna Kasa Oszczednosci Bank
         Polski SA                                    364,660         7,162,186

       Total Common Stocks in Poland                                  7,162,186


Russia--9.4%

       Commercial Banks--2.0%

       Sberbank RF (a)                                 11,454         5,615,313

       Diversified Telecommunication
       Services--0.6%

       AFK Sistema (a)(b)                              55,660         1,580,744

       Metals & Mining--1.7%

       Cherepovets MK Severstal (a)                   171,020         2,368,627
       MMC Norilsk Nickel (a)                             990           219,533
       Novolipetsk Steel (a)                           71,830         2,101,028
                                                                 --------------
                                                                      4,689,188

       Oil, Gas & Consumable Fuels--4.8%

       LUKOIL (a)                                      51,690         3,964,623
       NovaTek OAO (a)                                 24,070         1,244,419
       OAO Gazprom (a)                                201,856         8,457,766
                                                                 --------------
                                                                     13,666,808

       Software--0.3%

       AFI Development Plc (a)(b)                      86,357           967,198

       Total Common Stocks in Russia                                 26,519,251


Turkey--2.6%

       Industrial Conglomerates--2.6%

       Dogan Sirketler Grubu Holdings (b)           1,562,800         3,110,777
       Enka Insaat Ve Sanayi AS                       377,979         4,306,609

       Total Common Stocks in Turkey                                  7,417,386

       Total Common Stocks in Europe--14.5%                          41,098,823



                                                       Shares
       Industry       Common Stocks                      Held          Value

Latin America

Argentina--1.0%

       Energy Equipment & Services--1.0%

       Tenaris SA (a)                                  58,570    $    2,867,587

       Total Common Stocks in Argentina                               2,867,587


Brazil--19.3%

       Beverages--1.1%

       Cia de Bebidas das Americas
         (Preference Shares) (a)                       45,280         3,169,600

       Building Products--0.9%

       Duratex SA (Preference Shares)                  93,366         2,681,429

       Commercial Banks--1.7%

       Banco Bradesco SA (a)                          199,245         4,803,797

       Electric Utilities--1.1%

       Cia Energetica de Minas Gerais (a)             141,562         2,986,958

       Household Durables--1.0%

       Cyrela Brazil Realty SA                        234,160         2,906,060

       Independent Power Producers &
       Energy Traders--1.1%

       Cia Energetica de Sao Paulo
         (Preference Shares) (b)                  167,050,000         3,043,099

       Media--1.4%

       Vivax SA (b)                                   141,945         3,929,426

       Metals & Mining--4.7%

       Companhia Vale do Rio Doce
         (Preference 'A' Shares) (a)                  261,529         9,859,643
       Usinas Siderurgicas de Minas
         Gerais SA (Preference 'A' Shares)             59,621         3,396,759
                                                                 --------------
                                                                     13,256,402

       Multiline Retail--2.3%

       Lojas Americanas SA (Preference
         Shares)                                   37,760,000         2,994,961
       Lojas Renner SA                                189,054         3,508,623
                                                                 --------------
                                                                      6,503,584

       Oil, Gas & Consumable Fuels--1.1%

       Petroleo Brasileiro SA (a)                      29,708         3,169,250

       Real Estate Management &
       Development--1.3%

       Agra Empreendimentos Imobiliarios
         SA (b)                                       230,242         1,653,111
       Rodobens Negocios Imobiliarios SA              142,454         1,938,526
                                                                 --------------
                                                                      3,591,637

       Road & Rail--1.6%

       All America Latina Logistica SA                337,357         4,592,532

       Total Common Stocks in Brazil                                 54,633,774


Mexico--6.2%

       Construction & Engineering--0.7%

       Empresas ICA Sociedad Controladora,
         SA de CV (b)                                 405,787         2,058,326

       Food & Staples Retailing--0.5%

       Controladora Comercial Mexicana,
         SA de CV                                     516,343         1,331,064

       Household Durables--1.0%

       Corporacion GEO, SA de CV Series B (b)         488,327         2,682,668



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Consolidated Schedule of Investments (continued)              (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held          Value

Latin America (concluded)

Mexico (concluded)

       Wireless Telecommunication
       Services--4.0%

       America Movil, SA de CV (a)                    183,621    $   11,371,649

       Total Common Stocks in Mexico                                 17,443,707

       Total Common Stocks in Latin America--26.5%                   74,945,068


Middle East

Egypt--1.1%

       Capital Markets--1.1%

       Egyptian Financial Group-Hermes
         Holding                                      396,720         3,173,846

       Total Common Stocks in Egypt                                   3,173,846


Israel--1.9%

       Pharmaceuticals--1.9%

       Teva Pharmaceutical Industries Ltd.             45,890         1,895,113
       Teva Pharmaceutical Industries Ltd. (a)         81,446         3,359,648

       Total Common Stocks in Israel                                  5,254,761

       Total Common Stocks in the Middle East--3.0%                   8,428,607


Pacific Basin/Asia

China--6.7%

       Chemicals--0.2%

       Bio-Treat Technology Ltd.                      853,100           489,160

       Electric Utilities--1.9%

       China Power International
         Development Ltd.                          10,012,000         5,470,415

       Insurance--1.0%

       China Life Insurance Co. Ltd.                  829,000         2,965,336

       Oil, Gas & Consumable
       Fuels--2.6%

       China Petroleum & Chemical Corp.             3,838,000         4,281,918
       PetroChina Co. Ltd.                          2,126,000         3,157,842
                                                                 --------------
                                                                      7,439,760

       Real Estate Management &
       Development--1.0%

       Shimao Property Holdings Ltd.                1,200,000         2,684,442

       Total Common Stocks in China                                  19,049,113


Hong Kong--3.2%

       Commercial Banks--0.9%

       CITIC International Financial
         Holdings Ltd.                              3,128,000         2,636,604

       Wireless Telecommunication
       Services--2.3%

       China Mobile Ltd.                              591,990         6,369,234

       Total Common Stocks in Hong Kong                               9,005,838


India--2.1%

       Construction & Engineering--0.5%

       Prajay Engineers Syndicate Ltd.                224,580         1,389,723

       Electrical Equipment--1.2%

       Bharat Heavy Electricals Ltd.                   86,460         3,270,158



                                                       Shares
       Industry       Common Stocks                      Held          Value

Pacific Basin/Asia (continued)

India--(concluded)

       Household Durables--0.4%

       DS Kulkarni Developers Ltd.                    212,053    $    1,278,515

       Total Common Stocks in India                                   5,938,396


Indonesia--3.2%

       Commercial Banks--1.0%

       Bank Mandiri Persero Tbk PT                  8,344,500         2,884,777

       Oil, Gas & Consumable
       Fuels--1.4%

       Bumi Resources Tbk PT                       16,171,500         4,070,502

       Real Estate Management &
       Development--0.8%

       Ciputra Development Tbk PT (b)              21,407,500         2,138,335

       Total Common Stocks in Indonesia                               9,093,614


Malaysia--3.4%

       Commercial Banks--1.2%

       Bumiputra-Commerce Holdings Bhd              1,000,000         3,388,450

       Electric Utilities--1.2%

       Tenaga Nasional Bhd                          1,017,000         3,363,924

       Industrial Conglomerates--1.0%

       Malaysian Resources Corp. Bhd (b)            3,710,800         2,914,421

       Total Common Stocks in Malaysia                                9,666,795


Philippines--2.0%

       Diversified Financial Services--1.0%

       Ayala Corp.                                    240,500         2,835,901

       Real Estate Management &
       Development--1.0%

       Robinsons Land Corp.                         6,553,600         2,763,735

       Total Common Stocks in the Philippines                         5,599,636


South Korea--14.8%

       Automobiles--1.0%

       Hyundai Motor Co.                               37,400         2,951,090

       Commercial Banks--3.5%

       Industrial Bank of Korea                       160,120         3,260,129
       Kookmin Bank                                    58,381         5,120,519
       Pusan Bank                                     101,460         1,463,019
                                                                 --------------
                                                                      9,843,667

       Construction & Engineering--1.9%

       GS Engineering & Construction Corp.             46,180         5,516,807

       Industrial Conglomerates--1.1%

       LG Corp.                                        58,000         2,993,129

       Machinery--1.1%

       Daewoo Shipbuilding & Marine
         Engineering Co., Ltd.                         57,570         3,254,869

       Metals & Mining--1.7%

       POSCO                                            9,770         4,690,420

       Multiline Retail--0.9%

       Lotte Shopping Co. Ltd.                          6,760         2,633,485

       Semiconductors & Semiconductor
       Equipment--3.6%

       Samsung Electronics Co., Ltd.                   16,582        10,137,448

       Total Common Stocks in South Korea                            42,020,915



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Consolidated Schedule of Investments (concluded)              (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held          Value

Pacific Basin/Asia (concluded)

Taiwan--8.7%

       Communications Equipment--0.6%

       D-Link Corp. (b)                               731,927    $    1,735,442

       Computers & Peripherals--0.9%

       Lite-On Technology Corp.                     1,946,917         2,505,876

       Electronic Equipment &
       Instruments--1.7%

       HON HAI Precision Industry Co., Ltd.           556,000         4,802,466

       Industrial Conglomerates--0.7%

       Far Eastern Textile Co. Ltd.                 2,019,000         2,067,189

       Insurance--0.8%

       Cathay Financial Holding Co., Ltd.             993,000         2,370,449

       Semiconductors & Semiconductor
       Equipment--4.0%

       Advanced Semiconductor Engineering
         Inc. (b)                                   2,216,000         3,014,061
       Novatek Microelectronics Corp. Ltd.            500,000         2,612,356
       Taiwan Semiconductor Manufacturing
         Co., Ltd.                                  2,595,159         5,557,900
                                                                 --------------
                                                                     11,184,317

       Total Common Stocks in Taiwan                                 24,665,739

       Total Common Stocks in the
       Pacific Basin/Asia--44.1%                                    125,040,046

       Total Common Stocks
       (Cost--$212,671,242)--97.4%                                  275,757,457



                                                       Shares
                      Structured Notes                   Held          Value

Middle East

United Arab Emirates--1.1%

       Diversified Financial
       Services--1.1%

       Citigroup Global Markets Holdings, Inc.,
         due 3/19/2008 (b)                            970,170    $    3,130,050

       Total Structured Notes in the
       Middle East                                                    3,130,050


Pacific Basin/Asia

India--1.2%

       Capital Markets--1.2%

       Morgan Stanley (Bharti Tele-Ventures
         Ltd.), due 8/10/2007 (b)                     172,050         3,530,311

       Total Structured Notes in the
       Pacific Basin/Asia                                             3,530,311

       Total Structured Notes
       (Cost--$5,050,511)--2.3%                                       6,660,361

Total Investments (Cost--$217,721,753*)--99.7%                      282,417,818
Other Assets Less Liabilities--0.3%                                     764,060
                                                                 --------------
Net Assets--100.0%                                               $  283,181,878
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   217,803,645
                                                    ===============
    Gross unrealized appreciation                   $    67,178,388
    Gross unrealized depreciation                       (2,564,215)
                                                    ---------------
    Net unrealized appreciation                     $    64,614,173
                                                    ===============

(a) Depositary receipts.

(b) Non-income producing security.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net              Interest
    Affiliate                                   Activity            Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                    USD(20,318,402)        $326,804


  o Forward foreign exchange contracts as of June 30, 2007 were as follows:

    Foreign Currency                           Settlement         Unrealized
    Sold                                          Date           Depreciation

    HKD 118,730                                July 2007                  --
    SGD 484,072                                July 2007           $   (981)
                                                                   ---------
    Total Unrealized Depreciation on Forward Foreign
    Exchange Contracts (USD Commitment--$330,557)                  $   (981)
                                                                   =========

  o Currency Abbreviations:

    HKD   Hong Kong Dollar
    SGD   Singapore Dollar
    USD   U.S. Dollar

    See Notes to Consolidated Financial Statements.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Consolidated Statement of Assets and Liabilities

As of June 30, 2007
Assets

       Investments in unaffiliated securities, at value (identified cost--$217,721,753)                           $   282,417,818
       Foreign cash (cost--$1,815,424)                                                                                  1,830,139
       Receivables:
           Securities sold                                                                     $     2,211,049
           Dividends                                                                                   473,206
           Capital shares sold                                                                         136,612
           Interest from affiliates                                                                      2,995          2,823,862
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   25,729
                                                                                                                  ---------------
       Total assets                                                                                                   287,097,548
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on forward foreign exchange contracts                                                          981
       Bank overdraft                                                                                                   1,245,105
       Payables:
           Securities purchased                                                                      1,878,992
           Capital shares redeemed                                                                     254,241
           Investment adviser                                                                          201,193
           Other affiliates                                                                             67,199
           Distributor                                                                                  65,620          2,467,245
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             202,339
                                                                                                                  ---------------
       Total liabilities                                                                                                3,915,670
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   283,181,878
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $       309,459
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   554,846
       Investor B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                    52,694
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   129,294
       Paid-in capital in excess of par                                                                               193,320,708
       Undistributed realized capital gains--net                                               $    24,104,340
       Unrealized appreciation--net                                                                 64,710,537
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 88,814,877
                                                                                                                  ---------------
       Net Assets                                                                                                 $   283,181,878
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $86,385,118 and 3,094,588 shares outstanding                         $         27.91
                                                                                                                  ===============
       Investor A--Based on net assets of $151,309,480 and 5,548,458 shares outstanding                           $         27.27
                                                                                                                  ===============
       Investor B--Based on net assets of $13,279,633 and 526,939 shares outstanding                              $         25.20
                                                                                                                  ===============
       Investor C--Based on net assets of $32,207,647 and 1,292,937 shares outstanding                            $         24.91
                                                                                                                  ===============

       See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Consolidated Statement of Operations

For the Year Ended June 30, 2007
Investment Income

       Dividends (net of $454,253 foreign withholding tax)                                                        $     4,105,258
       Interest from affiliates                                                                                           326,804
                                                                                                                  ---------------
       Total income                                                                                                     4,432,062
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,517,270
       Service fees--Investor A                                                                        330,222
       Custodian fees                                                                                  326,395
       Service and distribution fees--Investor C                                                       273,321
       Transfer agent fees--Investor A                                                                 222,976
       Service and distribution fees--Investor B                                                       148,064
       Accounting services                                                                             127,760
       Transfer agent fees--Institutional                                                              121,912
       Professional fees                                                                                77,515
       Printing and shareholder reports                                                                 64,371
       Registration fees                                                                                57,868
       Transfer agent fees--Investor C                                                                  46,311
       Directors' fees and expenses                                                                     41,531
       Transfer agent fees--Investor B                                                                  26,437
       Pricing fees                                                                                      5,931
       Other                                                                                            26,740
                                                                                               ---------------
       Total expenses before waiver                                                                  4,414,624
       Waiver of expenses                                                                            (108,343)
                                                                                               ---------------
       Total expenses after waiver                                                                                      4,306,281
                                                                                                                  ---------------
       Investment income--net                                                                                             125,781
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         47,576,597
           Foreign currency transactions--net                                                        (647,319)         46,929,278
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         40,927,086
           Foreign currency transactions--net                                                           57,948         40,985,034
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         87,914,312
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    88,040,093
                                                                                                                  ===============

       See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Consolidated Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                     2007              2006
Operations

       Investment income--net                                                                  $       125,781    $     1,602,012
       Realized gain--net                                                                           46,929,278         68,500,443
       Change in unrealized appreciation/depreciation--net                                          40,985,034          (819,847)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         88,040,093         69,282,608
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                             (895,352)          (368,168)
           Investor A                                                                              (1,243,863)          (327,908)
           Investor B                                                                                 (89,432)                 --
           Investor C                                                                                (167,642)                 --
       Realized gain--net:
           Institutional                                                                          (13,057,383)                 --
           Investor A                                                                             (22,224,912)                 --
           Investor B                                                                              (2,979,300)                 --
           Investor C                                                                              (4,763,109)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (45,420,993)          (696,076)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                 2,399,521       (25,032,729)
                                                                                               ---------------    ---------------

Redemption Fee

       Redemption fee                                                                                    7,377              3,692
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 45,025,998         43,557,495
       Beginning of year                                                                           238,155,880        194,598,385
                                                                                               ---------------    ---------------
       End of year*                                                                            $   283,181,878    $   238,155,880
                                                                                               ===============    ===============
           * Accumulated distributions in excess of investment income--net                                  --    $   (2,250,215)
                                                                                               ===============    ===============

             See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Consolidated Financial Highlights

The following per
share data and
ratios have been                              Institutional                                          Investor A
derived from
information provided in                For the Year Ended June 30,                          For the Year Ended June 30,
the financial statements.     2007        2006     2005      2004      2003        2007      2006       2005      2004     2003
Per Share Operating Performance

Net asset value,
beginning of year         $   24.14  $  17.74   $  13.37  $  10.42  $  10.33    $  23.68  $  17.41  $  13.16   $  10.27  $  10.19
                          --------------------------------------------------    -------------------------------------------------
Investment income--net*         .09       .22        .18       .06       .02         .02       .17       .15        .02       .01
Realized and unrealized
gain--net                    8.37++    6.28++     4.19++      2.96       .07      8.21++    6.16++    4.10++       2.92       .07
                          --------------------------------------------------    -------------------------------------------------
Total from investment
operations                     8.46      6.50       4.37      3.02       .09        8.23      6.33      4.25       2.94       .08
                          --------------------------------------------------    -------------------------------------------------
Less dividends and
distributions:
  Investment income--net      (.28)     (.10)         --     (.07)        --       (.23)     (.06)        --      (.05)        --
  Realized gain--net         (4.41)        --         --        --        --      (4.41)        --        --         --        --
                          --------------------------------------------------    -------------------------------------------------
Total dividends and
distributions                (4.69)     (.10)         --     (.07)        --      (4.64)     (.06)        --      (.05)        --
                          --------------------------------------------------    -------------------------------------------------
Net asset value,
end of year               $   27.91  $  24.14   $  17.74  $  13.37  $  10.42    $  27.27  $  23.68  $  17.41   $  13.16  $  10.27
                          ==================================================    =================================================

Total Investment Return**

Based on net asset
value per share              41.99%    36.80%     32.69%    29.11%      .87%      41.66%    36.46%    32.29%     28.71%      .79%
                          ==================================================    =================================================

Ratios to Average Net Assets

Expenses, net of waiver and
excluding reorganization
expenses                      1.40%     1.50%      1.60%     1.88%     2.15%       1.66%     1.75%     1.85%      2.12%     2.40%
                          ==================================================    =================================================
Expenses, net of waiver       1.40%     1.50%      1.60%     2.02%     2.15%       1.66%     1.75%     1.85%      2.25%     2.40%
                          ==================================================    =================================================
Expenses                      1.44%     1.50%      1.63%     2.02%     2.15%       1.71%     1.75%     1.88%      2.25%     2.40%
                          ==================================================    =================================================
Investment income--net         .36%      .99%      1.18%      .43%      .24%        .10%      .74%      .94%       .17%      .07%
                          ==================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)            $  86,385  $ 73,914   $ 63,018  $ 63,831  $ 28,786    $151,309  $122,331  $ 91,292   $ 79,383  $ 12,353
                          ==================================================    =================================================
Portfolio turnover             140%      121%       110%      183%       78%        140%      121%      110%       183%       78%
                          ==================================================    =================================================

      * Based on average shares outstanding.

     ** Total investment returns exclude the effect of any sales charges.

     ++ Includes a redemption fee, which is less than $.01 per share.

        See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Consolidated Financial Highlights (concluded)

The following per
share data and
ratios have been                                Investor B                                           Investor C
derived from
information provided in                For the Year Ended June 30,                          For the Year Ended June 30,
the financial statements.     2007        2006     2005      2004      2003        2007      2006       2005      2004     2003
Per Share Operating Performance

Net asset value,
beginning of year         $   22.10  $  16.32   $  12.44  $   9.74  $   9.75    $  22.01  $  16.25  $  12.38   $   9.70  $   9.71
                          --------------------------------------------------    -------------------------------------------------
Investment income--net*       (.15)    --++++        .02     (.08)     (.09)       (.14)     (.01)       .02      (.07)     (.07)
Realized and unrealized
gain--net                    7.62++    5.78++     3.86++      2.78       .08      7.53++    5.77++    3.85++       2.75       .06
                          --------------------------------------------------    -------------------------------------------------
Total from investment
operations                     7.47      5.78       3.88      2.70     (.01)        7.39      5.76      3.87       2.68     (.01)
                          --------------------------------------------------    -------------------------------------------------
Less dividends and
distributions:
  Investment income--net      (.13)        --         --        --        --       (.13)        --        --         --        --
  Realized gain--net         (4.24)        --         --        --        --      (4.36)        --        --         --        --
                          --------------------------------------------------    -------------------------------------------------
Total dividends and
distributions                (4.37)        --         --        --        --      (4.49)        --        --         --        --
                          --------------------------------------------------    -------------------------------------------------
Net asset value,
end of year               $   25.20  $  22.10   $  16.32  $  12.44  $   9.74    $  24.91  $  22.01  $  16.25   $  12.38  $   9.70
                          ==================================================    =================================================

Total Investment Return**

Based on net asset
value per share              40.59%    35.42%     31.19%    27.72%    (.10%)      40.58%    35.45%    31.26%     27.63%    (.10%)
                          ==================================================    =================================================

Ratios to Average Net Assets

Expenses, net of waiver and
excluding reorganization
expenses                      2.45%     2.53%      2.65%     2.93%     3.25%       2.43%     2.52%     2.65%      2.93%     3.24%
                          ==================================================    =================================================
Expenses, net of waiver       2.45%     2.53%      2.65%     3.06%     3.25%       2.43%     2.52%     2.65%      3.07%     3.24%
                          ==================================================    =================================================
Expenses                      2.48%     2.53%      2.68%     3.06%     3.25%       2.47%     2.52%     2.68%      3.07%     3.24%
                          ==================================================    =================================================
Investment income
(loss)--net                  (.68%)    (.02%)       .11%    (.66%)    (.98%)      (.66%)    (.05%)      .16%     (.62%)    (.84%)
                          ==================================================    =================================================

Supplemental Data

Net assets, end of year
(in thousands)            $  13,280  $ 17,238   $ 24,333  $ 30,102    15,106    $ 32,208  $ 24,674    15,956   $ 14,903  $  4,946
                          ==================================================    =================================================
Portfolio turnover             140%      121%       110%      183%       78%        140%      121%      110%       183%       78%
                          ==================================================    =================================================

      * Based on average shares outstanding.

     ** Total investment returns exclude the effect of sales charges.

     ++ Includes a redemption fee, which is less than $.01 per share.

   ++++ Amount is less than $(.01) per share.

        See Notes to Consolidated Financial Statements.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Notes to Consolidated Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Developing Capital Markets Fund, Inc. was renamed BlackRock Developing Capital Markets Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price.

Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Notes to Consolidated Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Notes to Consolidated Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated Statement of Changes in Net Assets for the year ended June 30, 2006 and the Financial Highlights for each of the years in the four-year period ended June 30, 2006 includes the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended June 30, 2007, Inversiones en Marcado Accionario de Valores Chile Limitada was dissolved.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Bank overdraft--The Fund recorded a bank overdraft resulting from a timing difference of security transaction settlements.

(k) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entitiy, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Notes to Consolidated Financial Statements (continued)


(l) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,520,723 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies, foreign currency transaction gains/losses, and net operating losses. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC") has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment
Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. Effective February 1, 2007, the Manager has voluntarily agreed to waive .10% of its fee, resulting in an annualized fee equal to .90% of the average net assets. The amount of the waiver is determined periodically and can be discontinued at any time. For the year ended June 30, 2007, the Manager earned fees of $2,517,270, of which $108,343 was waived. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the year ended June 30, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares as follows:

                                     FAMD         MLPF&S            BDI

Investor A                         $2,351        $28,688           $128


For the year ended June 30, 2007, MLPF&S received contingent deferred sales charges of $8,358 and $5,454 relating to transactions in Investor B and Investor C Shares, respectively. In addition, BDI received contingent deferred sales charges of $28 relating to transactions in Investor B Shares. Furthermore, MLPF&S received contingent deferred sales charges of $74 relating to transactions subject to front-end sales charge waivers in Investor A Shares.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Notes to Consolidated Financial Statements (continued)


The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to June 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

                                                            Call Center
                                                                   Fees

Institutional                                                    $2,247
Investor A                                                       $4,611
Investor B                                                       $  497
Investor C                                                       $  472


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $750 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2007.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended June 30, 2007, the Fund reimbursed MLIM and the Manager $1,342 and $3,606, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, MLAM U.K., FDS, FAMD, Merrill Lynch and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2007 were $341,150,067 and $370,203,222, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $2,399,521 and ($25,032,729) for the years ended June 30, 2007 and June 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the                                     Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                                  103,900    $     2,445,868
Shares issued in reinvestment of
   dividends and distributions               560,278         11,600,782
                                     ---------------    ---------------
Total issued                                 664,178         14,046,650
Shares redeemed                            (631,519)       (15,126,694)
                                     ---------------    ---------------
Net increase (decrease)                       32,659    $   (1,080,044)
                                     ===============    ===============



Institutional Shares for the                                     Dollar
Year Ended June 30, 2006                      Shares             Amount

Shares sold                                  331,964    $     7,612,086
Shares issued in reinvestment of
   dividends                                  14,968            291,127
                                     ---------------    ---------------
Total issued                                 346,932          7,903,213
Shares redeemed                            (838,249)       (19,418,437)
                                     ---------------    ---------------
Net decrease                               (491,317)    $  (11,515,224)
                                     ===============    ===============



Investor A Shares for the                                        Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                                  579,421    $    13,498,818
Automatic conversion of shares                39,672            963,164
Shares issued in reinvestment of
   dividends  and distributions              909,100         18,434,053
                                     ---------------    ---------------
Total issued                               1,528,193         32,896,035
Shares redeemed                          (1,145,067)       (26,610,025)
                                     ---------------    ---------------
Net increase                                 383,126    $     6,286,010
                                     ===============    ===============



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Notes to Consolidated Financial Statements (concluded)


Investor A Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  521,651    $    11,777,893
Automatic conversion of shares               494,226         10,796,688
Shares issued in reinvestment of
   dividends                                  13,527            258,631
                                     ---------------    ---------------
Total issued                               1,029,404         22,833,212
Shares redeemed                          (1,108,417)       (24,961,191)
                                     ---------------    ---------------
Net decrease                                (79,013)    $   (2,127,979)
                                     ===============    ===============



Investor B Shares for the                                        Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                                   94,447    $     2,022,074
Shares issued in reinvestment of
   dividends  and distributions              134,036          2,527,381
                                     ---------------    ---------------
Total issued                                 228,483          4,549,455
                                     ---------------    ---------------
Automatic conversion of shares              (42,538)          (963,164)
Shares redeemed                            (438,852)        (9,440,697)
                                     ---------------    ---------------
Total redeemed                             (481,390)       (10,403,861)
                                     ---------------    ---------------
Net decrease                               (252,907)    $   (5,854,406)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  176,556    $     3,720,825
                                     ---------------    ---------------
Automatic conversion of shares             (527,588)       (10,796,688)
Shares redeemed                            (360,000)        (7,347,112)
                                     ---------------    ---------------
Total redeemed                             (887,588)       (18,143,800)
                                     ---------------    ---------------
Net decrease                               (711,032)    $  (14,422,975)
                                     ===============    ===============



Investor C Shares for the                                        Dollar
Year Ended June 30, 2007                      Shares             Amount

Shares sold                                  236,875    $     5,127,554
Shares issued in reinvestment of
   dividends and distributions               237,166          4,421,388
                                     ---------------    ---------------
Total issued                                 474,041          9,548,942
Shares redeemed                            (302,033)        (6,500,981)
                                     ---------------    ---------------
Net increase                                 172,008    $     3,047,961
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  414,230    $     8,921,211
Shares redeemed                            (275,076)        (5,887,762)
                                     ---------------    ---------------
Net increase                                 139,154    $     3,033,449
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2007.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:


                                           6/30/2007          6/30/2006

Distributions paid from:
   Ordinary income                   $    11,250,348    $       696,076
   Long-term capital gains                34,170,645                 --
                                     ---------------    ---------------
Total taxable distributions          $    45,420,993    $       696,076
                                     ===============    ===============


As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $    13,165,592
Undistributed long-term capital gains--net                   25,493,760
                                                        ---------------
Total undistributed earnings--net                            38,659,352
Capital loss carryforward                                 (14,473,120)*
Unrealized gains--net                                      64,628,645**
                                                        ---------------
Total accumulated earnings--net                         $    88,814,877
                                                        ===============

  * On June 30, 2007, the Fund had a capital loss carryforward of $14,473,120, of which $10,854,840 expires in 2010 and
    $3,618,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

 ** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Developing Capital Markets Fund, Inc. (formerly Merrill Lynch Developing Capital Markets Fund, Inc.) and its subsidiary as of June 30, 2007, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2007



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by BlackRock Developing Capital Markets Fund, Inc. during the fiscal year ended June 30, 2007:


                           Record Date:   September 13, 2006  December 12, 2006
                          Payable Date:   September 19, 2006  December 14, 2006

Qualified Dividend Income
  for Individuals*                                  27.44%++           27.44%++
Foreign Source Income                               40.14%++           40.14%++
Foreign Taxes Paid Per Share                     $0.065622          $0.008384
Short-Term Capital Gain
  Dividends for Non-U.S. Residents**                90.21%              0.00%

  * The fund hereby designates the percentage indicated above or the maximum amount allowable by law.

 ** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

 ++ Expressed as a percentage of the cash distribution grossed-up for foreign taxes.


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $3.488394 per share to shareholders of record on September 13, 2006.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director        Director
Interested Director


Robert C. Doll, Jr.*    Fund         2005 to   Vice Chairman and Director of BlackRock, Inc.,    121 Funds       None
P.O. Box 9011           President    present   Global Chief Investment Officer for Equities,     161 Portfolios
Princeton,              and                    Chairman of the BlackRock Retail Operating
NJ 08543-9011           Director               Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President
                                               of the funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof
                                               from 2001 to 2006; President of MLIM and
                                               Fund Asset Management, L.P. ("FAM") from
                                               2001 to 2006; Co-Head (Americas Region)
                                               thereof from 2000 to 2001 and Senior Vice
                                               President from 1999 to 2001; President and
                                               Director of Princeton Services, Inc. ("Princeton
                                               Services") and President of Princeton
                                               Administrators, L.P. ("Princeton Administrators")
                                               from 2001 to 2006; Chief Investment Officer
                                               of OppenheimerFunds, Inc. in 1999 and Executive
                                               Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director        Director
Independent Directors*

Ronald W. Forbes**      Director     2000 to   Professor Emeritus of Finance, School of          46 Funds        None
P.O. Box 9095                        present   Business, State University of New York at         48 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof
NJ 08543-9095                                  from 1989 to 2000; International Consultant,
Age: 66                                        Urban Institute, Washington D.C. from 1995
                                               to 1999.


Cynthia A. Montgomery   Director     2000 to   Professor, Harvard Business School since          46 Funds        Newell
P.O. Box 9095                        present   1989; Associate Professor, J.L. Kellogg           48 Portfolios   Rubbermaid, Inc.
Princeton,                                     Graduate School of Management, Northwestern                       (manufacturing)
NJ 08543-9095                                  University from 1985 to 1989; Associate
Age: 54                                        Professor, Graduate School of Business
                                               Administration, University of Michigan
                                               from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005;
                                               Director, McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to   Self-employed consultant since 2001;              46 Funds        None
P.O. Box 9095                        present   Counsel of Alliance Capital Management            48 Portfolios
Princeton,                                     (investment adviser) in 2000; General
NJ 08543-9095                                  Counsel, Director and Secretary of Sanford
Age: 61                                        C. Bernstein & Co., Inc. (investment
                                               adviser/broker-dealer) from 1997 to
                                               2000; Secretary, Sanford C. Bernstein Fund,
                                               Inc. from 1994 to 2000; Director and Secretary
                                               of SCB, Inc. since 1998; Director and Secretary
                                               of SCB Partners, Inc. since 2000; and Director
                                               of Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to   President, Middle East Institute, from            46 Funds        None
P.O. Box 9095                        present   1995 to 2001; Foreign Service Officer,            48 Portfolios
Princeton,                                     United States Foreign Service, from 1961
NJ 08543-9095                                  to 1995 and Career Minister from 1989 to
Age: 71                                        1995; Deputy Inspector General, U.S.
                                               Department of State, from 1991 to 1994;
                                               U.S. Ambassador to the Hashemite Kingdom
                                               of Jordan from 1987 to 1990.


Richard R. West         Director     1989 to   Professor of Finance from 1984 to 1995,           46 Funds        Bowne & Co.,
P.O. Box 9095                        present   Dean from 1984 to 1993 and since 1995             48 Portfolios   Inc. (financial
Princeton,                                     Dean Emeritus of New York University's                            printers);
NJ 08543-9095                                  Leonard N. Stern School of Business                               Vornado Realty
Age: 69                                        Administration.                                                   Trust (real
                                                                                                                 estate
                                                                                                                 company);
                                                                                                                 Alexander's, Inc.
                                                                                                                 (real estate
                                                                                                                 company)


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Officers and Directors (concluded)


                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years

Fund Officers*


Donald C. Burke         Vice         1993 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton,              and          and       in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
NJ 08543-9011           Treasurer    1999 to   thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
Age: 47                              present


Karen Clark             Fund Chief   2007 to   Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011           Compliance   present   BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton,              Officer                Principal and Senior Compliance Officer, State Street Global Advisors, from 2001
NJ 08543-9011                                  to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
Age: 42                                        Branch Chief, Division of Investment Management and Office of Compliance
                                               Inspections and Examinations, U.S. Securities and Exchange Commission, from
                                               1993 to 1998.


Alice A. Pellegrino     Secretary    2004 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                     MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                  Princeton Services from 2004 to 2006.
Age: 47


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account


The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund/Trust has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's/Trust's Board of Directors/Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's/Trust's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050


 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK DEVELOPING CAPITAL MARKETS FUND, INC.                   JUNE 30, 2007


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ended June 30, 2007 - $37,700
                                    Fiscal Year Ended June 30, 2006 - $37,700

           (b) Audit-Related Fees - Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended June 30, 2007 - $6,100
                                    Fiscal Year Ended June 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ended June 30, 2007 - $2,967,000
               Fiscal Year Ended June 30, 2006 - $2,815,800

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,735,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Developing Capital Markets Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Developing Capital Markets Fund, Inc.


Date: August 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Developing Capital Markets Fund, Inc.


Date: August 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       lackRock Developing Capital Markets Fund, Inc.


Date: August 20, 2007